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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated April 24, 1996, included in Catalina Marketing Corporation's Form 10-K for the year ended March 31, 1996, and to all references to our firm included in this registration statement.

                                          /s/ Arthur Andersen LLP
                                          -------------------------------------
                                            Arthur Andersen LLP

Tampa, Florida
  September 30, 1996